Exhibit 10.3

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of June 29, 2017, is made by and between Precipio, Inc. (formerly Transgenomic, Inc.), a Delaware corporation (“Company”), and the holders of certain 4% Promissory Notes of the Company, dated April 12, 2017 ( the “Note”) and common stock purchase warrants, dated as of April 12, 2017 (the “Warrants”), held by the parties signatory hereto (the “Holders”).

WHEREAS, pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of April 12, 2017, by and between the Company and the Holders, whereby, among other things, the Holders purchased from the Company certain Notes in the principal amounts set forth on the signature page hereto and certain Warrants to purchase shares of the Company’s Common Stock amounts set forth on the signature page hereto; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holders, and the Holders desires to exchange with the Company, the Note for a new note in the same principal amount, but which contains certain modified terms (the “New Note”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holders, and the Holders desires to exchange with the Company, the Warrant for a new warrant to purchase additional shares of Common Stock (the “New Warrant”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.          Terms of the Exchange. The Company and Holder agree that each Holder will exchange the Note and the Warrant and will relinquish any and all other rights he may have under the Note or the Warrant in exchange for the New Note, in the form attached hereto as Exhibit A and the New Warrant in the form of Exhibit B, in amounts set forth on Schedule B (collectively, the “Securities”). Upon any repayment or conversion of the New Note, interest at the rate of 4% per annum shall be paid on the principal amount of the original Note, from the period April 12, 2017, through the date hereof (to be paid in the same form as amounts being paid or issued on the New Note).

2.          Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver certificates representing the Note to the Company and the Company shall deliver to the Holder a certificate evidencing the New Note.

3.          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.          Representations and Warranties of the Holder. Each Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a.           Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder.  This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

c.           Information Regarding Holder. Holder is an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Securities. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d.           Legend. The Holder understands that the Securities have been issued (or will be issued in the case of the shares of Common Stock issuable upon conversion of the New Note or exercise of the New Warrant) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

5.          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

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a.           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the New Note and the New Warrant and the reservation for issuance and issuance of shares issuable upon conversion of the New Note and exercise of the New Warrant have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.           Organization and Qualification. Each of the Company and its subsidiaries (the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents. Other than its Subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

c.           No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Note and New Warrant and reservation for issuance and issuance of the shares thereunder) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Company’s principal trading market (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

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d.           No Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has obtained all necessary consents and approvals from the Principal Market, including, if required, a Listing of Additional Shares application covering the listing of the shares with the Principal Market.

e.           Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. The offer and issuance of the Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Exchange Documents.

f.            Issuance of Securities. The issuance of the New Note and New Warrant are duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon issuance or conversion in accordance with the terms of the New Note or the New Warrant, the shares of Common Stock and Series A Preferred Stock, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock or Series A Preferred Stock, respectively.

g.           Transfer Taxes. As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the New Note to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

6.         Additional Acknowledgments. The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the New Note (including the shares upon conversion of the New Note and exercise of the New Warrant) tacks back to April 12, 2017, the original issue date of the Note and the Warrant. The Company agrees not to take a position contrary to this paragraph.

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7.         Additional Payment to Dominion. In addition to the Note and Warrant exchange, solely with respect to Dominion Capital, LLC (“Dominion”), upon repayment of the New Note, the Company shall pay Dominion an additional payment in the amount $40,000.

8.         Miscellaneous.

a.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.           Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d.           Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e.           Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Precipio, Inc.

Attention:

If to Holders, to the address set forth on the signature page of the Holder

f.            Expenses. The Company shall pay costs and expenses of counsel for the Note holders in the amount of $10,000 in connection herewith.

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g.           Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h.           Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

j.            Listing. The Company shall use reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the shares of Common Stock issuable upon conversion the New Note or exercise of the New Warrant, upon the Principal Market or any other national securities exchange or automated quotation system, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the date of this Agreement) and shall use reasonable best efforts to maintain such listing or designation for quotation (as the case may be) of all such shares from time to time issuable under the terms of this Agreement on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Market, the Nasdaq Global Select Market, the OTCQB or the OTCQX or any successor thereto (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8(j).

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

PRECIPIO, INC.

By:
Name:
Title:

HOLDER:

By:

Address for Notices:

Address for delivery of Securities: